UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 2, 2011

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ROTATE BLACK, INC.
(Exact name of registrant as specified in its charter)

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Nevada	333-44315	75-3225181
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

932 Spring Streets, Petoskey, Michigan 49770
(Address of Principal Executive Office) (Zip Code)

(231) 347-0777
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT (RESIGNATION)

On February 2, 2011, Rotate Black, Inc. (the "Company") was informed by its independent registered public accounting firm, Most & Company, LLP ("Mostco") that it has combined its practice with Schulman, Wolfson & Abruzzo, LLP ("SWA") (the "Merger"), effective as of January 10, 2011. As a result of the Merger, Mostco resigned as the Company’s independent registered public accounting firm and SWA, as successor to Mostco, became the Company’s independent registered public accounting firm. The engagement of SWA was approved by the Company’s Board of Directors acting as the Audit Committee.

The audit reports of Mostco on the financial statements of the Company as of and for the years ended June 30, 2010 and 2009 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles except that MCO issued going concern opinions in connection with its audits of the fiscal years ended June 30, 2010 and 2009, stating that, in MCO’s opinion, the Company will need additional working capital for its planned activity and to service its debt, which raises substantial doubt about its ability to continue as a going concern.

During the years ended June 30, 2010 and 2009, and through February 2, 2011, there were no disagreements with Mostco on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to Mostco’s satisfaction would have caused it to make reference thereto in connection with its reports for such years. During the years ended June 30, 2010 and 2009, and through February 1, 2011, there were no reportable events of the type described in Item 304(a)(1)(v) of Regulation S-K.

During the years ended June 30, 2010 and 2009, and through February 2, 2011, the Company did not consult with SWA with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed; or (ii) the type of audit opinion that might be rendered on the Company’s financial statements or internal control over financial reporting; or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or an event of the type described in Item 304(a)(1)(v) of Regulation S-K.

 The Company provided Mostco with a copy of the foregoing disclosure and requested Mostco to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made therein. A copy of such letter furnished by Mostco, dated February 2, 2011, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

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ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit No.	Description

16.1	Letter to regarding change in certifying accountant, dated February 2, 2011, from Most & Company, LLP.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Rotate Black, Inc .
(Registrant)

	By:	/s/ JOHN PAULSEN
John Paulsen, Chief Executive Officer
Date: February 2, 2011

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